                                                                  Exhibit 10.29










                           RHYTHMS NETCONNECTIONS INC.


                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


                                 April 6, 1999

                                TABLE OF CONTENTS


                                                                     Page
                                                                     ----
1.  REGISTRATION RIGHTS...............................................1

    1.1  DEFINITIONS..................................................1
    1.2  REQUEST FOR REGISTRATION.....................................2
    1.3  COMPANY REGISTRATION.........................................7
    1.4  OBLIGATIONS OF THE COMPANY...................................7
    1.5  FURNISH INFORMATION..........................................8
    1.6  EXPENSES OF DEMAND REGISTRATION..............................8
    1.7  EXPENSES OF COMPANY REGISTRATION.............................9
    1.8  UNDERWRITING REQUIREMENTS....................................9
    1.9  DELAY OF REGISTRATION........................................9
    1.10 INDEMNIFICATION.............................................10
    1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934...............11
    1.12 FORM S-3 REGISTRATION.......................................12
    1.13 ASSIGNMENT OF REGISTRATION RIGHTS...........................13
    1.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS...............14
    1.15 "MARKET STAND-OFF"AGREEMENT.................................14
    1.16 TERMINATION OF REGISTRATION RIGHTS..........................14

2.  COVENANTS OF THE COMPANY.........................................15

    2.1  DELIVERY OF FINANCIAL STATEMENTS............................15
    2.2  INSPECTION..................................................15
    2.3  TERMINATION OF INFORMATION AND INSPECTION COVENANTS.........15
    2.4  RIGHT OF FIRST OFFER........................................15
    2.5  EMPLOYEE STOCK POOL.........................................17

3.  COVENANTS OF THE INVESTORS.......................................17

    3.1  CERTAIN CORPORATE TRANSACTIONS..............................18
    3.2  STANDSTILL..................................................18
    3.3  ADDITIONAL PREFERRED INVESTORS..............................18

4.  CORPORATE OPPORTUNITY MATTERS....................................18


5.  MISCELLANEOUS....................................................20

    5.1  SUCCESSORS AND ASSIGNS......................................20
    5.2  GOVERNING LAW...............................................20
    5.3  COUNTERPARTS................................................20
    5.4  TITLES AND SUBTITLES........................................21
    5.5  NOTICES.....................................................21
    5.6  EXPENSES....................................................21
    5.7  AMENDMENTS AND WAIVERS......................................21
    5.8  SEVERABILITY................................................21
    5.9  AGGREGATION OF STOCK........................................21
    5.10 ENTIRE AGREEMENT; AMENDMENT; WAIVER.........................21



                                      (i)

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


         THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of the 6th day of April, 1999, by and between Rhythms NetConnections Inc., a Delaware corporation (the "Company"), and the investors listed on SCHEDULE A hereto, each of which is herein referred to as an "Investor."

                                    RECITALS

         WHEREAS, the Company and one or more of the Investors are parties to the Series C Preferred Stock Purchase Agreement and the Series D Preferred Stock Purchase Agreement of even date herewith (individually, a "Preferred Stock Agreement" and collectively, the "Preferred Stock Agreements");

         WHEREAS, certain of the Investors are presently holders of the Company's Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock and have entered into an Amended and Restated Investors' Rights Agreement with the Company dated March 16, 1999 (the "Existing Rights Agreement"); and

         WHEREAS, in order to induce the Company to enter into the Preferred Stock Agreements and to induce one or more Investors to invest funds in the Company pursuant to the Preferred Stock Agreements, all the Investors and the Company wish to amend and restate the Existing Rights Agreement so that this Agreement will supersede and replace the Existing Rights Agreement in its entirety and will govern the rights of all the Investors to cause the Company to register shares of the Company's common stock ("Common Stock") issuable to any Investors upon conversion of their respective shares of the Company's preferred stock ("Preferred Stock"), and certain other matters as set forth in this Agreement.

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.   REGISTRATION RIGHTS. The Company covenants and agrees as follows:

              1.1  DEFINITIONS. For purposes of this Section 1:

                   (a) The term "Act" means the Securities Act of 1933, as amended.

                   (b) The terms "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

                   (c) The term "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, (2) the 900,735 shares of Common Stock held by Enterprise Partners as of the date of this Agreement, and (3) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred

Stock, Series D Preferred Stock or Common Stock held by Enterprise Partners, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned;

                   (d) The number of shares of Registrable Securities then outstanding and the Registrable Securities held by any person shall each be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                   (e) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof; and

                   (f) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

              1.2  REQUEST FOR REGISTRATION.

                   (a) If the Company shall receive at any time after the earlier of (i) March 11, 2002, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of 60% or more of the Registrable Securities (the "Initiating Holders") then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $20,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and any other Holder may also request the registration of Registrable Securities held by such Holder. The Company shall, subject to the limitations of subsection 1.2(f), effect as soon as practicable, and in any event shall use its best efforts to effect within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with
Section 5.5.

                   (b) If the Company shall receive at any time after the earlier of (i) March 11, 2002, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from Enron Communications Investments Corp. or any assignee of the rights of Enron Communications Investments Corp. pursuant to Section 1.13 ("Enron") that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then held by Enron (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $20,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all other Holders and any other Holder may also request the registration of Registrable Securities held by such Holder. The Company shall, subject to the limitations of subsection 1.2(g), effect as soon as practicable, and in any event shall use its best efforts to effect within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which Enron and the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 5.5.

                   (c) If the Company shall receive at any time after the earlier of (i) March 11, 2002, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from MCI Worldcom Venture Fund, Inc. or any assignee of the rights of MCI Worldcom Venture Fund, Inc. pursuant to Section 1.13 ("MCI WorldCom") that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then held by MCI WorldCom (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $20,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all other Holders and any other Holder may also request the registration of Registrable Securities held by such Holder. The Company shall, subject to the limitations of subsection 1.2(h), effect as soon as practicable, and in any event shall use its best efforts to effect within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which MCI WorldCom and the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with
Section 5.5.

                   (d) Subject to the limitations set forth in Section 2.6 hereof, in the event that, subsequent to expiration of the Exclusion Period (as defined in Section 2.6), an Excluded Investor (as defined in Section 2.6) acquires greater than five percent (5%) of the Common Stock of the Company (on a fully diluted, as converted to Common Stock basis) (the "Excluded Investment"), then if the Company shall receive a written request from MCI WorldCom that the Company file a registration statement under the Act covering the registration of all of the Registrable Securities then held by MCI WorldCom, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all other Holders and any other Holder may also request the registration of Registrable Securities held by such Holder. The Company shall, subject to the limitations of subsection 1.2(i), effect as soon as practicable, and in any event shall use its best efforts to effect within the later to occur of (i) sixty (60) days of the receipt of such request or (ii) one hundred eighty
(180) days of the closing of the Excluded Investment, the registration under the Act of all Registrable Securities which MCI WorldCom and the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 5.5.

                   (e) In the event that on or before April 1, 2000, any of AT&T Corporation, Sprint Corporation, Global Crossings Ltd./Frontier Corp., WilTel, LLC or Equant N.V. acquires greater than five percent (5%) of the Company's Common Stock (on a fully diluted, as converted to Common Stock basis) (the "U.S. Telesource Excluded Investment"), then if the Company shall receive a written request from U.S. Telesource, Inc. ("U.S. Telesource") that the Company file a registration statement under the Act covering the registration of all of the Registrable Securities then held by U.S. Telesource, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all other Holders and any other Holder may also request the registration of Registrable Securities held by such Holder. The Company shall, subject to the limitations of subsection 1.2(k), effect as soon as practicable, and in any event shall use its best efforts to effect within the later to occur of (i) sixty (60) days of the receipt of such request or (ii) one hundred eighty (180) days of the closing of the U.S. Telesource Excluded Investment, the registration under the Act of all Registrable Securities which U.S. Telesource and the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 5.5.

                   (f) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by Initiating Holders holding a majority of the Registrable Securities proposed to be included in the registration and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holders holding a majority of the Registrable Securities proposed to be included in the registration. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated: (i) first, among all Holders thereof, including the Initiating Holders, allocated among such Holders in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company proposed to be included in the registration by each Holder; and (ii) second, to the extent of any remaining shares that may be underwritten, to the holders of any other securities.

                   (g) If Enron intends to distribute the Registrable Securities covered by its request under subsection 1.2(b) by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(b). The underwriter will be selected by Enron and shall be reasonably acceptable to the Company. In such event, the right of any other Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by Enron and such Holder) to the extent provided herein. Enron and all Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Enron. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated: (i) first, to Enron or its assignee; (ii) second, to the extent of any remaining shares that may be underwritten, among all other Holders thereof in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company proposed to be included in the registration by each such Holder; and (iii) third, to the extent of any remaining shares that may be underwritten, to the holders of any other securities.

                   (h) If MCI WorldCom intends to distribute the Registrable Securities covered by its request under subsection 1.2(c) by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(c). The underwriter will be selected by MCI WorldCom and shall be reasonably acceptable to the Company. In such event, the right of any other Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by MCI WorldCom and such Holder) to the extent provided herein. MCI WorldCom and all Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by MCI WorldCom. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated: (i) first, to MCI WorldCom or its assignee; (ii) second, to the extent of any remaining shares that may be underwritten, among all other Holders thereof in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company proposed to be included in the registration by each such Holder; and (iii) third, to the extent of any remaining shares that may be underwritten, to the holders of any other securities.

                   (i) If MCI WorldCom intends to distribute the Registrable Securities covered by its request under subsection 1.2(d) by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(d). The underwriter will be selected by MCI WorldCom and shall be reasonably acceptable to the Company. In such event, the right of any other Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by MCI WorldCom and such Holder) to the extent provided herein. MCI WorldCom and all Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by MCI WorldCom. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated: (i) first, to MCI WorldCom or its assignee; (ii) second, to the extent of any remaining shares that may be underwritten, among all other Holders thereof in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company proposed to be included in the registration by each such Holder; and (iii) third, to the extent of any remaining shares that may be underwritten, to the holders of any other securities.

                   (j) If U.S. Telesource intends to distribute the Registrable Securities covered by its request under subsection 1.2(e) by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(e). The underwriter will be selected by U.S. Telesource and shall be reasonably acceptable to the Company. In such event, the right of any other Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by U.S. Telesource and such Holder) to the extent provided herein. U.S. Telesource and all Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by U.S. Telesource. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated: (i) first, to U.S. Telesource or its assignee; (ii) second, to the extent of any remaining shares that may be underwritten, among all other Holders thereof in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company proposed to be included in the registration by each such Holder; and (iii) third, to the extent of any remaining shares that may be underwritten, to the holders of any other securities.

                   (k) The Company is obligated to effect only (i) two (2) such registrations pursuant to subsection 1.2(a), (ii) one (1) such registration pursuant to subsection 1.2(b), (iii) one (1) such registration pursuant to subsection 1.2(c), (iv) one (1) such registration pursuant to subsection 1.2(d) and (v) one (1) such registration pursuant to subsection 1.2(e).

                   (l) Notwithstanding the foregoing, if the Company shall furnish to either Holders requesting a registration statement pursuant to this
Section 1.2, to Enron, to MCI WorldCom or to U.S. Telesource, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders, Enron, MCI WorldCom or U.S. Telesource, as applicable; provided, however, that the Company may not utilize this right more than twice in any twelve month period.

              1.3 COMPANY REGISTRATION. If (but without any obligation under this Agreement to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than pursuant to this Agreement) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of any Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 5.5, the Company shall, subject to (i) the provisions of Section 1.8 and (ii) any senior "piggy-back" registration rights granted by the Company pursuant to that certain Warrant Registration Rights Agreement dated as of May 5, 1998 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson Lufkin & Jenrette Securities Corporation or pursuant to that certain Warrant to Purchase Shares of Common Stock granted to Sun Financial Group, Inc., dated as of May 19, 1998, cause to be registered under the Act all of the Registrable Securities that such Holder has requested to be registered.

              1.4  OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                   (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                   (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                   (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                   (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                   (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                   (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

              1.5  FURNISH INFORMATION.

                   (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                   (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsections 1.5(a) or 1.8, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsections 1.2(a), 1.2(b), 1.2(c) or 1.2(d) or subsection 1.12(b)(2), whichever is applicable. Any registration that is withdrawn without becoming effective pursuant to this Section 1.5 shall not be counted as a registration for purposes of Section 1.2(k).

              1.6 EXPENSES OF DEMAND REGISTRATION. All expenses (other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (selected by Holders of a majority of Registrable Securities to be included in the registration if under subsection (a), by Enron if under subsection 1.2(b), by MCI WorldCom if under subsections 1.2(c) or 1.2(d) or by U.S. Telesource if under subsection 1.2(e)) ("Holders' Counsel") shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered if under subsection 1.2(a), of Enron if under subsection 1.2(b), of MCI WorldCom if under subsections 1.2(c) or 1.2(d), or of U.S. Telesource under subsection 1.2(e) (in which case all participating Holders shall bear such expenses allocated among them in proportion to the amount of Registrable Securities originally proposed to be registered), unless the Holders of a majority of the Registrable Securities if under subsection 1.2(a), of Enron if under subsection 1.2(b), of MCI WorldCom if under subsection 1.2(c) or (d), or of U.S. Telesource if under subsection 1.2(e), agree to forfeit their or its right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders, Enron, MCI WorldCom or U.S. Telesource, as applicable, have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders, Enron, MCI WorldCom or U.S. Telesource, as applicable, at the time of their or its request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Company shall pay such expenses and the Holders, Enron, MCI WorldCom or U.S. Telesource, as applicable, shall not be required to pay any of such expenses and shall retain their or its rights pursuant to Section 1.2.

              1.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities.

              1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling Shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling shareholders may be excluded if the underwriters make the determination described immediately above or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder", as defined in this sentence.

              1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

              1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                   (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners or officers, directors and shareholders of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by a Holder requesting indemnification hereunder or any such underwriter or controlling person.

                   (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

                   (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires and has acknowledged its obligation to indemnify the indemnified party with respect to such action, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 1.10 except to the extent that the indemnifying party is prejudiced thereby in its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                   (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                   (e) Notwithstanding the foregoing, to the extent that any customary and reasonable provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                   (f)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.

              1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                   (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                   (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                   (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

              1.12 FORM S-3 REGISTRATION. In case the Company shall receive from the Holders of forty percent (40%) or more of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                   (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                   (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $5,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; or (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.12.

                   (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of Holders' Counsel and counsel for the Company, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Section 1.2.

              1.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to subsection 1.2(a) may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 1,200,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. The rights to cause the Company to register Registrable Securities pursuant to subsection 1.2(b) may be assigned (but only with all related obligations) by Enron to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 1,500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. The rights to cause the Company to register Registrable Securities pursuant to subsections 1.2(c) or 1.2(d) may be assigned (but only with all related obligations) by MCI WorldCom to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 1,250,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. The rights to cause the Company to register Registrable Securities pursuant to subsection 1.2(e) may be assigned (but only with all related obligations) by U.S. Telesource to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 900,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

              1.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of 60% or more of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or adversely affect the market for the Registrable Securities that are included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of any of the dates set forth in subsections 1.2(a), 1.2(b) or 1.2(c) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

              1.15 "MARKET STAND-OFF" AGREEMENT. Each Investor hereby agrees that, during the period of duration (such period not to exceed 180 days) specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees or commonly-controlled affiliates of the transferor who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

                   (a) such agreement shall be applicable only to the first two such registration statements of the Company which cover common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                   (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                   In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

              1.16 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

         2.   COVENANTS OF THE COMPANY.

              2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Investor holding at least 1,000,000 shares of Registrable Securities:

                   (a)  as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                   (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

                   (c) within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail; and

                   (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

              2.2 INSPECTION. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

              2.3 TERMINATION OF INFORMATION AND INSPECTION COVENANTS. The covenants set forth in subsections 2.1(c) and (d) and Section 2.2 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities raising at least $20,000,000 to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

              2.4 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, a Major Investor shall mean (i) any Investor who holds at least 50% of such Investor's originally acquired shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock issued pursuant to (A) that certain Series A Preferred Stock Purchase Agreement dated July 3, 1997 (the "Series A Agreement"), (B) that certain Series B Preferred Stock Purchase Agreement dated March 12, 1998 (the "Series B Agreement"), (C) those certain Series C Preferred Stock and Warrant Purchase Agreements dated March 3, 1999 and March 16, 1999 (collectively, the "Series C Agreements") and (D) the Preferred Stock Agreements, as applicable, and (ii) any person who acquires at least (A) 10% of the Series A Preferred Stock (or the common stock issued upon conversion thereof) issued pursuant to the Series A Agreement, (B) 10% of the Series B Preferred Stock (or the common stock issued upon conversion thereof) issued pursuant to the Series B Agreement,
(C) 10% of the Series C Preferred Stock (or the common stock issued upon conversion thereof) issued pursuant to a Series C Agreement or a Preferred Stock Agreement or (D) 10% of the Series D Preferred Stock (or the common stock issued upon conversation thereof) issued pursuant to a Preferred Stock Agreement. For purposes of this Section 2.4, Investor includes any general or limited partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

                   Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

                   (a) The Company shall deliver a notice by certified mail ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                   (b) Within 20 calendar days after receipt of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock then held, by such Major Investor bears to the total number of shares of common stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) as of the date of the Notice. The Company shall promptly, in writing, inform each Major Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors which is equal to the proportion that the number of shares of common stock issued and held, or issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C

Preferred Stock and/or Series D Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of common stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

                   (c) If all Shares referred to in the Notice are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                   (d) The right of first offer in this Section 2.4 shall not be applicable (i) to the issuance or sale of common stock (or options therefor) to employees, consultants or directors of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act pursuant to a registration statement on Form S-1, at an offering price of at least $20,000,000 in the aggregate, (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise or (v) to the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships provided such issuances are for other than primarily equity financing purposes approved by the Board of Directors.

              2.5 EMPLOYEE STOCK POOL. Any increase in the authorized number of shares allocated to the Company's employee stock pool under the Company's 1997 Stock Option/Stock Issuance Plan shall be approved by the Board of Directors.

              2.6 EXCLUDED INVESTMENTS. The Company agrees that, for a period of one year from March 3, 1999 (the "Exclusion Period"), it shall not issue any of its equity securities in a private offering to any of the following entities (each an "Excluded Investor"): AT&T Corporation, Sprint Corporation, Qwest Communications International, Inc. ("Qwest") (except with respect to a one time investment in the Company by a wholly-owned subsidiary of Qwest for the purchase from the Company of 932,836 shares of Series C Preferred Stock, 441,176 shares of Series D Preferred Stock and a warrant to acquire 180,000 shares of Common Stock pursuant to the terms of the Preferred Stock Agreements), Level 3 Communications, Inc., WilTel, LLC, Frontier Corporation, British Telecommunications plc, GTE Corp. and the Regional Bell Operating Companies. Notwithstanding anything else in this Agreement, if within thirty (30) days (unless such period is extended by the mutual agreement of the Company and MCI WorldCom, Inc.) of the effective date of that certain Framework Agreement dated March 3, 1999 between the Company and MCI WorldCom, Inc. (the "Framework Agreement"), MCI WorldCom, Inc. has not executed any of the Carrier Services Agreement or the Network Services Agreement or the OSS Licensing Agreement (as contemplated in the Framework Agreement), the Exclusion Period shall terminate and the Company thereafter shall be able to issue its equity securities to any of the Excluded Investors and MCI WorldCom shall forfeit its demand registration right granted pursuant to subsection 1.2(d) hereof.

         3.   COVENANTS OF THE INVESTORS.

              3.1 CERTAIN CORPORATE TRANSACTIONS. In the event that the Board of Directors of the Company and holders of a majority of the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock vote in favor of a Corporate Transaction (as defined below), each Investor hereby agrees not to take any action inconsistent with the pooling-of-interests accounting treatment to the extent applicable to such Corporate Transaction, as reasonably deemed necessary by the Company's Board of Directors, including without limitation exercising any dissenter's rights any such Investor may have or selling or purchasing any Company securities where prohibited under the then applicable pooling-of-interests accounting rules. For purposes of this Section 3.1, Corporate Transaction shall mean the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company.

              3.2 STANDSTILL. Except as set forth in the Preferred Stock Agreement, so long as an Investor has registration rights under this Agreement, such Investor agrees not to purchase any additional shares of, or securities convertible into or exercisable or exchangeable for any shares of, any class of capital stock of the Company unless approved in advance by the Board of Directors of the Company.

              3.3 ADDITIONAL PREFERRED INVESTORS. Each Investor agrees to permit other new preferred stock investors in the Company which are approved by the Board of Directors to participate on a pari passu basis in the rights of first offer, registration rights, information and access rights and the protective provision rights held by the Investors set forth herein and in the Restated Certificate of Incorporation.

         4.   CORPORATE OPPORTUNITY MATTERS.

              4.1 ENRON. Except as expressly provided in this Section 4, the Investors other than Enron (the "Rhythms Stockholders" for purposes of this Section 4.1) and the Company acknowledge and agree that neither Enron nor any of its Affiliates shall be expressly or implicitly restricted or proscribed pursuant to this Agreement, the relationship that exists between Enron and the Rhythms Stockholders, the relationship between Enron and the Company or otherwise, from engaging in any type of business activity or owning an interest in any type of business entity, regardless of whether such business activity is (or such business entity engages in businesses that are) in direct or indirect competition with the businesses or activities of the Company or of any of its Affiliates (as defined below) or any other person or entity. Without limiting the foregoing and except as otherwise expressly provided in this Section 4, the Rhythms Stockholders and the Company acknowledge and agree that (i) neither the Rhythms Stockholders, the Company or its Affiliates nor any other person or entity shall have any rights, by virtue of this Agreement, the relationship that exists between Enron and the Rhythms Stockholders, the relationship between Enron and the Company or otherwise, in any business venture or business opportunity of Enron or any of its Affiliates, and Enron and such Affiliates shall have no obligation to offer any interest in any such business venture or business opportunity to the Rhythms Stockholders, the Company, any

Affiliate of the Company or any other person or entity, or otherwise account to the Rhythms Stockholders, the Company, any Affiliate of the Company or any other persons or entities in respect of any such business ventures, (ii) the activities of Enron or any of its Affiliates that are in direct or indirect competition with the activities of the Company or any of its Affiliates are hereby approved by the Rhythms Stockholders and the Company, and (iii) it shall be deemed not to be a breach of any fiduciary or other duties, if any and whether express or implied, that may be owed by Enron or its Affiliates to the Rhythms Stockholders or the Company for Enron to permit itself or one of its Affiliates to engage in a business opportunity in preference or to the exclusion of the Rhythms Stockholders, the Company, its Affiliates or any other person or entity.

              4.2 MCI WORLDCOM.Except as expressly provided in this Section 4, the Investors other than MCI WorldCom (the "Rhythms Stockholders" for purposes of this Section 4.2) and the Company acknowledge and agree that neither MCI WorldCom nor any of its Affiliates shall be expressly or implicitly restricted or proscribed pursuant to this Agreement, the relationship that exists between MCI WorldCom and the Rhythms Stockholders, the relationship between MCI WorldCom and the Company or otherwise, from engaging in any type of business activity or owning an interest in any type of business entity, regardless of whether such business activity is (or such business entity engages in businesses that are) in direct or indirect competition with the businesses or activities of the Company or of any of its Affiliates (as defined below) or any other person or entity. Without limiting the foregoing and except as otherwise expressly provided in this Section 4, the Rhythms Stockholders and the Company acknowledge and agree that (i) neither the Rhythms Stockholders, the Company or its Affiliates nor any other person or entity shall have any rights, by virtue of this Agreement, the relationship that exists between MCI WorldCom and the Rhythms Stockholders, the relationship between MCI WorldCom and the Company or otherwise, in any business venture or business opportunity of MCI WorldCom or any of its Affiliates, and MCI WorldCom and such Affiliates shall have no obligation to offer any interest in any such business venture or business opportunity to the Rhythms Stockholders, the Company, any Affiliate of the Company or any other person or entity, or otherwise account to the Rhythms Stockholders, the Company, any Affiliate of the Company or any other persons or entities in respect of any such business ventures, (ii) the activities of MCI WorldCom or any of its Affiliates that are in direct or indirect competition with the activities of the Company or any of its Affiliates are hereby approved by the Rhythms Stockholders and the Company, and (iii) it shall be deemed not to be a breach of any fiduciary or other duties, if any and whether express or implied, that may be owed by MCI WorldCom or its Affiliates to the Rhythms Stockholders or the Company for MCI WorldCom to permit itself or one of its Affiliates to engage in a business opportunity in preference or to the exclusion of the Rhythms Stockholders, the Company, its Affiliates or any other person or entity.

              4.3 U.S. TELESOURCE. Except as expressly provided in this Section 4, the Investors other than U.S. Telesource (the "Rhythms Stockholders" for purposes of this Section 4.3) and the Company acknowledge and agree that neither U.S. Telesource nor any of its Affiliates shall be expressly or implicitly restricted or proscribed pursuant to this Agreement, the relationship that exists between U.S. Telesource, and the Rhythms Stockholders, the relationship between U.S. Telesource and the Company or otherwise, from engaging in any type of business activity or owning an interest in any type of business entity, regardless of whether such business activity is (or such business entity engages in businesses that are) in direct or indirect competition with the businesses or activities of the Company or of any of its Affiliates (as defined below) or any other person or entity. Without limiting the foregoing and except as otherwise expressly provided in this Section 4, the Rhythms Stockholders and the Company acknowledge and agree that (i) neither the Rhythms Stockholders, the Company or its Affiliates nor any other person or entity shall have any rights, by virtue of this Agreement, the relationship that exists between U.S. Telesource and the Rhythms Stockholders, the relationship between U.S. Telesource and the Company or otherwise, in any business venture or business opportunity of U.S. Telesource or any of its Affiliates, and U.S. Telesource and such Affiliates shall have no obligation to offer any interest in any such business venture or business opportunity to the Rhythms Stockholders, the Company, any Affiliate of the Company or any other person or entity, or otherwise account to the Rhythms Stockholders, the Company, any Affiliate of the Company or any other persons or entities in respect of any such business ventures, (ii) the activities of U.S. Telesource or any of its Affiliates that are in direct or indirect competition with the activities of the Company or any of its Affiliates are hereby approved by the Rhythms Stockholders and the Company, and (iii) it shall be deemed not to be a breach of any fiduciary or other duties, if any and whether express or implied, that may be owed by U.S. Telesource or its Affiliates to the Rhythms Stockholders or the Company for U.S. Telesource to permit itself or one of its Affiliates to engage in a business opportunity in preference or to the exclusion of the Rhythms Stockholders, the Company, its Affiliates or any other person or entity.

              4.4 DEFINITIONS. For purposes of this Section 4, the term "Affiliate" shall mean (i) a person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with another person or entity or (ii) a person or entity that owns beneficially at least 50% of the equity of such other person or entity; provided, however, that when used to refer to Affiliates of the Company (as opposed to Affiliates of any other person or entity, such as Enron, MCI WorldCom or U.S. Telesource), shall only mean persons or entities controlled by the Company (rather than persons or entities under common control with the Company), and when used to refer to Affiliates of Enron, MCI WorldCom or U.S. Telesource, shall exclude the Company and its Affiliates. The term "control," including the correlative terms "controlling," "controlled by" and "under common control with" shall mean possession, directly or indirectly of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a person or entity.

         5.   MISCELLANEOUS.

              5.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

              5.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware without regard to choice of law principles.

              5.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              5.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

              5.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon receipt addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

              5.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

              5.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of 60% or more of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

              5.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

              5.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

              5.10 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  RHYTHMS NETCONNECTIONS INC.


                                  By: /s/ Catherine Hapka
                                     -----------------------------------
                                     Catherine Hapka, President

                        Address:  6933 South Revere Parkway
                                  Englewood, CO 80112-3931


                                  INVESTORS:

                                  U.S. TELESOURCE, INC.


                                  By: /s/ Marc B. Weisberg
                                     -------------------------------------

                                  Its: President & Chief Executive Officer
                                      ------------------------------------

                        Address:  700 Qwest Tower
                                  555 17th Street
                                  Denver, CO 80202


                                  MICROSOFT CORPORATION


                                  By: /s/ Illegible
                                     -----------------------------------

                                  Its:
                                      ----------------------------------

                        Address:  One Microsoft Way
                                  Redmond, WA 98052-6399


                                  MCI WORLDCOM VENTURE FUND, INC.


                                  By: /s/ Susan Mayer
                                     -----------------------------------

                                  Its: President
                                      ----------------------------------

                        Address:  1801 Pennsylvania Avenue, N.W.
                                  Washington, DC 20006-3606




                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                                  ENRON COMMUNICATIONS INVESTMENTS CORP.


                                  By: /s/ Ken Harrison
                                     -----------------------------------

                                  Its:
                                      ----------------------------------

                        Address: 210 Southwest Morrison Street, Suite 400 Portland, Oregon 97204


                                  ENTERPRISE PARTNERS III, L.P.


                                  By: /s/ William Stensrud
                                     -----------------------------------

                                  Its: General Partner
                                      ----------------------------------

                        Address:  7979 Ivanhoe, Suite 550
                                  La Jolla, CA 92037
                                  Attn:  William Stensrud


                                  ENTERPRISE PARTNERS III ASSOCIATES, L.P.


                                  By: /s/ William Stensrud
                                     -----------------------------------

                                  Its: General Partner
                                      ----------------------------------

                        Address:  7979 Ivanhoe, Suite 550
                                  La Jolla, CA 92037
                                  Attn:  William Stensrud

                                  ENTERPRISE PARTNERS IV, L.P.

                                  By: /s/ William Stensrud
                                     -----------------------------------

                                  Its: General Partner
                                      ----------------------------------

                        Address:  7979 Ivanhoe, Suite 550
                                  La Jolla, CA 92037
                                  Attn:  William Stensrud




                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                                  BRENTWOOD ASSOCIATES VII, L.P.

                                  By: BRENTWOOD VII VENTURES, L.P.
                                      Its General Partner


                                  By: /s/ John Walecka
                                     -----------------------------------

                                  Its: General Partner
                                      ----------------------------------

                        Address:  3000 Sand Hill Road
                                  Bldg. 1, Suite 260
                                  Menlo Park, CA 94025
                                  Attn:  John Walecka

                                  BRENTWOOD AFFILIATES FUND, L.P.

                                  By: BRENTWOOD VII VENTURES, L.P.
                                      Its General Partner


                                  By: /s/ John Walecka
                                     -----------------------------------

                                  Its: General Partner
                                      ----------------------------------

                        Address:  3000 Sand Hill Road
                                  Bldg. 1, Suite 260
                                  Menlo Park, CA 94025
                                  Attn:  John Walecka




                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                                  KLEINER PERKINS CAUFIELD & BYERS VIII


                                  By: /s/ Kevin Compton
                                     -----------------------------------

                                  Its: General Partner
                                      ----------------------------------

                        Address:  2750 Sand Hill Road
                                  Menlo Park, CA 94025
                                  Attn:  Kevin Compton

                                  KPCB VIII FOUNDERS FUND


                                  By: /s/ Kevin Compton
                                     -----------------------------------

                                  Its: General Partner
                                      ----------------------------------

                        Address:  2750 Sand Hill Road
                                  Menlo Park, CA 94025
                                  Attn:  Kevin Compton

                                  KPCB INFORMATION SCIENCES ZAIBATSU FUND II


                                  By: /s/ Kevin Compton
                                     -----------------------------------

                                  Its: General Partner
                                      ----------------------------------

                        Address:  2750 Sand Hill Road
                                  Menlo Park, CA 94025
                                  Attn:  Kevin Compton



                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                                  SPROUT CAPITAL VII, L.P.

                                  By: DLJ Capital Corporation
                                      Managing General Partner


                                  By: /s/ Keith Geeslin
                                     ------------------------------------
                                     Keith Geeslin, Attorney-in-Fact

                        Address:  3000 Sand Hill Road
                                  Building 3, Suite 170
                                  Menlo Park, CA 94025
                                  Attn: Keith Geeslin

                                  THE SPROUT CEO FUND, L.P.

                                  By: DLJ Capital Corporation
                                      Its General Partner


                                  By: /s/ Keith Geeslin
                                     ------------------------------------
                                     Keith Geeslin, Attorney-in-Fact

                        Address:  3000 Sand Hill Road
                                  Building 3, Suite 170
                                  Menlo Park, CA 94025
                                  Attn: Keith Geeslin

                                  DLJ CAPITAL CORPORATION


                                  By: /s/ Keith Geeslin
                                     ------------------------------------
                                     Keith Geeslin, Attorney-in-Fact

                        Address:  3000 Sand Hill Road
                                  Building 3, Suite 170
                                  Menlo Park, CA 94025
                                  Attn: Keith Geeslin




                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                                  DLJ FIRST ESC L.L.C.

                                  By: DLJ LBO Plans Management Corporation
                                  Its: Manager


                                  By: /s/ Keith Geeslin
                                     ------------------------------------
                                     Keith Geeslin, Attorney-in-Fact

                        Address:  3000 Sand Hill Road
                                  Building 3, Suite 170
                                  Menlo Park, CA 94025
                                  Attn: Keith Geeslin

                                  EPLEY INVESTORS II, LLC

                                  By:
                                     -------------------------------------
                                  Its:
                                      ------------------------------------

                        Address:
                                ------------------------------------------

                                ------------------------------------------

                                /s/ Catherine Hapka
                                ------------------------------------------
                                Catherine Hapka


                        Address:  6933 South Revere Parkway
                                  Englewood, CO 80112-3931




                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                                  BLUMENFELD & COHEN


                                  By:
                                     -------------------------------------
                                  Its:
                                      ------------------------------------

                        Address:  1615 M Street, N.W., Suite 700
                                  Washington, D.C. 20036


                                  ----------------------------------------
                                  Eileen Shapiro

                        Address:  987 Memorial Drive, Apt. 672
                                  Cambridge, MA 02138


                                  ----------------------------------------
                                  Joel Portugal

                        Address:  30 East 72nd Street
                                  New York, NY 10021


                                  ----------------------------------------
                                  John H. Ware

                        Address:  c/o Spencer Stuart
                                  3000 Sand Hill Road
                                  Bldg. 2, Suite 175
                                  Menlo Park, California 94025


                                  ----------------------------------------
                                  Brad A. Stirn

                        Address:  c/o Spencer Stuart
                                  3000 Sand Hill Road
                                  Bldg. 2, Suite 175
                                  Menlo Park, California 94025




                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                                  ----------------------------------------
                                  Steve R. Strain

                        Address:  c/o Spencer Stuart
                                  3000 Sand Hill Road
                                  Bldg. 2, Suite 175
                                  Menlo Park, California 94025


                                  ----------------------------------------
                                  Richard S. Gostyla

                        Address:  c/o Spencer Stuart
                                  3000 Sand Hill Road
                                  Bldg. 2, Suite 175
                                  Menlo Park, California 94025


                                  ----------------------------------------
                                  Nayla M. Rizk

                        Address:  c/o Spencer Stuart
                                  3000 Sand Hill Road
                                  Bldg. 2, Suite 175
                                  Menlo Park, California 94025


                                  -----------------------------------------
                                  Jane E. Carmena

                        Address:  c/o Spencer Stuart
                                  3000 Sand Hill Road
                                  Bldg. 2, Suite 175
                                  Menlo Park, California 94025


                                  -----------------------------------------
                                  Jeff Blumenfeld

                        Address:  1615 M Street, N.W., Suite 700
                                  Washington, D.C. 20036




                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                                  BROBECK, PHLEGER & HARRISON LLP


                                  By:
                                     --------------------------------------
                                  Its:
                                      -------------------------------------

                        Address:  Spear Street Tower
                                  One Market Street San
                                  Francisco, California 94104


                                  -----------------------------------------
                                  Craig S. Andrews

                        Address:  Brobeck, Phleger & Harrison LLP
                                  550 West "C" Street, Suite 1300
                                  San Diego, California 92101

                                  UMB AS TRUSTEE FOR BROBECK, PHLEGER & HARRISON RETIREMENT SAVINGS TRUST FBO JOHN A. DENNISTON


                                  By:
                                     --------------------------------------

                                  Its:
                                      -------------------------------------

                        Address:  1010 Grand Avenue
                                  Kansas City, MO 64106


                                  ----------------------------------------
                                  Martin C. Nichols

                        Address:  Brobeck, Phleger & Harrison LLP
                                  550 West "C" Street, Suite 1300
                                  San Diego, California 92101




                     [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                                   SCHEDULE A

                                    INVESTORS


U.S. Telesource, Inc.
Microsoft Corporation
MCI Worldcom Venture Fund, Inc.
Enron Communications Investments Corp.
Enterprise Partners III, L.P.
Enterprise Partners III Associates, L.P.
Enterprise Partners IV, L.P.
Brentwood Associates VII, L.P.
Brentwood Associates Fund, L.P.
Kleiner Perkins Caufield & Byers VIII
KPCB VIII Founders Fund
KPCB Information Sciences Zaibatsu Fund II
Sprout Capital VII, L.P.
The Sprout CEO Fund, L.P.
DLJ Capital Corporation
DLJ First ESC L.L.C.
Epley Investors II, LLC
Stanford University
Catherine M. Hapka
Blumenfeld & Cohen
Eileen Shapiro
Joel Portugal
John H. Ware
Brad A. Stirn
Stephen R. Strain
Richard S. Gostyla
Nayla M. Rizk
Jane E. Carmena
Jeffrey Blumenfeld
Brobeck, Phleger & Harrison LLP
Craig S. Andrews
UMB as Trustee for Brobeck, Phleger & Harrison Retirement
 Savings Trust FBO John A. Denniston
Martin C. Nichols